UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 26, 2012
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
CIBX Commercial Mortgage, LLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events.

On or about June 29, 2012, a series of commercial mortgage pass-through certificates, entitled J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX Commercial Mortgage Pass Through Certificates, Series 2012-CIBX (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2012 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and TriMont Real Estate Advisors, Inc., as senior trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class X-A Certificates, Class A-S Certificates, Class B Certificates and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class A-4FL Certificates, Class A-4FX Certificates, Class X-B Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class NR Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX (the “Issuing Entity”), a common law trust fund to be formed on or about June 29, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 59 commercial properties. The Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to (i) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 29, 2012, between the Registrant and JPMCB and (ii) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 29, 2012, among the Registrant, CIBX Commercial Mortgage, LLC (“CIBX”) and  CIBC, Inc. Certain of the Mortgage Loans acquired from JPMCB will be subserviced by Midland Loan Services, a Division of PNC Bank, National Association, under the Pooling and Servicing Agreement, pursuant to a subservicing agreement, attached hereto as Exhibit 99.3 and dated as of June 1, 2012 (the “Subservicing Agreement”), between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as subservicer.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived in part from the proceeds from the sale of Certificates (other than the Class A-4FX Certificates) by the Registrant to J.P. Morgan Securities LLC (“JPMS”), CIBC World Markets Corp. (“CIBCWMC”), Goldman, Sachs & Co. (“Goldman”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated June 22, 2012, among the Registrant, JPMS, CIBCWMC, Goldman and Credit Suisse (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated June 22, 2012, between the Registrant and JPMS (pertaining to the Private Certificates (other than Class A-4FX Certificates), which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 22, 2012, supplementing the Prospectus dated June 12, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated June 22, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of CIBC World Markets Corp., Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of June 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and TriMont Real Estate Advisor, Inc., as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between CIBX Commercial Mortgage, LLC, as seller, and CIBC, Inc., and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Subservicing Agreement, dated as of June 1, 2012, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as subservicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2012	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated June 22, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of CIBC World Markets Corp., Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of June 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and TriMont Real Estate Advisors, Inc., as senior trust advisor.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between CIBX Commercial Mortgage, LLC, as seller, and CIBC, Inc., and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Subservicing Agreement, dated as of June 1, 2012, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as subservicer.
(E)